                                                                    EXHIBIT 99.2

                               LENNAR CORPORATION
                 CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                      THREE MONTHS ENDED FEBRUARY 29, 2000
                                  (UNAUDITED)

                                              LENNAR       GUARANTOR     NON-GUARANTOR
                                            CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS    TOTAL
                                            -----------   ------------   -------------   ------------   -------
                                                                      (IN THOUSANDS)
Revenues:
  Homebuilding............................    $    --       578,047          2,875              --      580,922
  Financial services......................         --         8,524         50,921              --       59,445
                                              -------       -------         ------         -------      -------
          Total revenues..................         --       586,571         53,796              --      640,367
                                              -------       -------         ------         -------      -------
Costs and expenses:
  Homebuilding............................         --       524,131          1,962              --      526,093
  Financial services......................         --        10,890         47,947              --       58,837
  Corporate general and administrative....      9,057            --             --              --        9,057
  Interest................................         --         9,968             --              --        9,968
                                              -------       -------         ------         -------      -------
          Total costs and expenses........      9,057       544,989         49,909              --      603,955
                                              -------       -------         ------         -------      -------
Earnings (loss) before income taxes.......     (9,057)       41,582          3,887              --       36,412
Provision (benefit) for income taxes......     (3,456)       16,217          1,440              --       14,201
Equity in earnings from subsidiaries......     27,812         2,447             --         (30,259)          --
                                              -------       -------         ------         -------      -------
Net earnings..............................    $22,211        27,812          2,447         (30,259)      22,211
                                              =======       =======         ======         =======      =======

                               LENNAR CORPORATION
                 CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                          YEAR ENDED NOVEMBER 30, 1999
                                  (UNAUDITED)

                                            LENNAR       GUARANTOR     NON-GUARANTOR
                                          CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                          -----------   ------------   -------------   ------------   ---------
                                                                     (IN THOUSANDS)
Revenues:
  Homebuilding..........................   $     --      2,848,105          1,102              --     2,849,207
  Financial services....................         --         31,025        238,282              --       269,307
                                           --------      ---------        -------        --------     ---------
          Total revenues................         --      2,879,130        239,384              --     3,118,514
                                           --------      ---------        -------        --------     ---------
Costs and expenses:
  Homebuilding..........................         --      2,506,332          2,072              --     2,508,404
  Financial services....................         --         34,115        204,096              --       238,211
  Corporate general and
     administrative.....................     37,563             --             --              --        37,563
  Interest..............................         --         48,859             --              --        48,859
                                           --------      ---------        -------        --------     ---------
          Total costs and expenses......     37,563      2,589,306        206,168              --     2,833,037
                                           --------      ---------        -------        --------     ---------
Earnings (loss) before income taxes.....    (37,563)       289,824         33,216              --       285,477
Provision (benefit) for income taxes....    (15,823)       114,480         14,106              --       112,763
Equity in earnings from subsidiaries....    194,454         19,110             --        (213,564)           --
                                           --------      ---------        -------        --------     ---------
Net earnings............................   $172,714        194,454         19,110        (213,564)      172,714
                                           ========      =========        =======        ========     =========

                               LENNAR CORPORATION
                 CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                          YEAR ENDED NOVEMBER 30, 1998
                                  (UNAUDITED)

                                            LENNAR       GUARANTOR     NON-GUARANTOR
                                          CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                          -----------   ------------   -------------   ------------   ---------
                                                                     (IN THOUSANDS)
Revenues:
  Homebuilding..........................   $     --      2,167,869         36,559              --     2,204,428
  Financial services....................         --         19,889        192,548              --       212,437
                                           --------      ---------        -------        --------     ---------
          Total revenues................         --      2,187,758        229,107              --     2,416,865
                                           --------      ---------        -------        --------     ---------
Costs and expenses:
  Homebuilding..........................         --      1,890,532         30,527              --     1,921,059
  Financial services....................         --         23,674        155,428              --       179,102
  Corporate general and
     administrative.....................     28,962             --             --              --        28,962
  Interest..............................         --         47,628             --              --        47,628
                                           --------      ---------        -------        --------     ---------
          Total costs and expenses......     28,962      1,961,834        185,955              --     2,176,751
                                           --------      ---------        -------        --------     ---------
Earnings (loss) before income taxes.....    (28,962)       225,924         43,152              --       240,114
Provision (benefit) for income taxes....    (11,472)        90,369         17,149              --        96,046
Equity in earnings from subsidiaries....    161,558         26,003             --        (187,561)           --
                                           --------      ---------        -------        --------     ---------
Net earnings............................   $144,068        161,558         26,003        (187,561)      144,068
                                           ========      =========        =======        ========     =========

                               LENNAR CORPORATION
                 CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                          YEAR ENDED NOVEMBER 30, 1997
                                  (UNAUDITED)

                                            LENNAR       GUARANTOR     NON-GUARANTOR
                                          CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                          -----------   ------------   -------------   ------------   ---------
                                                                     (IN THOUSANDS)
Revenues:
  Homebuilding..........................   $     --      1,208,570            --              --      1,208,570
  Financial services....................         --         48,326        46,186              --         94,512
                                           --------      ---------        ------         -------      ---------
          Total revenues................         --      1,256,896        46,186              --      1,303,082
                                           --------      ---------        ------         -------      ---------
Costs and expenses:
  Homebuilding..........................         --      1,088,330            --              --      1,088,330
  Financial services....................         --         30,736        28,231              --         58,967
  Corporate general and
     administrative.....................     15,850             --            --              --         15,850
  Interest..............................         --         24,979            --              --         24,979
  Restructuring charge..................     15,529         13,700            --              --         29,229
                                           --------      ---------        ------         -------      ---------
          Total costs and expenses......     31,379      1,157,745        28,231              --      1,217,355
                                           --------      ---------        ------         -------      ---------
Earnings (loss) from continuing
  operations before income taxes........    (31,379)        99,151        17,955              --         85,727
Provision (benefit) for income taxes....    (12,291)        40,652         6,761              --         35,122
Equity in earnings from subsidiaries....     69,693         11,194            --         (80,887)            --
                                           --------      ---------        ------         -------      ---------
Earnings from continuing operations.....     50,605         69,693        11,194         (80,887)        50,605
Earnings from discontinued operations
  (net of income taxes of $21,166)......     33,826             --            --              --         33,826
                                           --------      ---------        ------         -------      ---------
Net earnings............................   $ 84,431         69,693        11,194         (80,887)        84,431
                                           ========      =========        ======         =======      =========

                               LENNAR CORPORATION
                     CONSOLIDATING CONDENSED BALANCE SHEET
                               FEBRUARY 29, 2000
                                  (UNAUDITED)

                                        LENNAR       GUARANTOR     NON-GUARANTOR
                                      CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                      -----------   ------------   -------------   ------------   ---------
                                                                 (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net.........   $   7,190        51,595            768              --        59,553
  Inventories.......................          --     1,386,523          6,501              --     1,393,024
  Investments in partnerships.......          --       173,169             --              --       173,169
  Other assets......................      56,989        42,080              7              --        99,076
  Investments in subsidiaries.......     610,623       109,677             --        (720,300)           --
                                       ---------     ---------        -------        --------     ---------
                                         674,802     1,763,044          7,276        (720,300)    1,724,822
Financial services assets...........          --        25,349        302,897              --       328,246
                                       ---------     ---------        -------        --------     ---------
                                       $ 674,802     1,788,393        310,173        (720,300)    2,053,068
                                       =========     =========        =======        ========     =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable and other
     liabilities....................   $ 108,482       206,054          2,225              --       316,761
  Mortgage notes and other debts
     payable, net...................     741,881         8,303             --              --       750,184
  Intercompany......................    (928,270)      955,038        (26,768)             --            --
                                       ---------     ---------        -------        --------     ---------
                                         (77,907)    1,169,395        (24,543)             --     1,066,945
Financial services liabilities......          --         8,375        225,039              --       233,414
Stockholders' equity                     752,709       610,623        109,677        (720,300)      752,709
                                       ---------     ---------        -------        --------     ---------
                                       $ 674,802     1,788,393        310,173        (720,300)    2,053,068
                                       =========     =========        =======        ========     =========

                               LENNAR CORPORATION
                     CONSOLIDATING CONDENSED BALANCE SHEET
                               NOVEMBER 30, 1999
                                  (UNAUDITED)

                                        LENNAR       GUARANTOR     NON-GUARANTOR
                                      CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                      -----------   ------------   -------------   ------------   ---------
                                                                 (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net.........   $ 48,343         45,534            541              --        94,418
  Inventories.......................         --      1,267,050          7,501              --     1,274,551
  Investments in partnerships.......         --        173,310             --              --       173,310
  Other assets......................     63,143         34,683             --              --        97,826
  Investments in subsidiaries.......    573,291        107,900             --        (681,191)           --
                                       --------      ---------        -------        --------     ---------
                                        684,777      1,628,477          8,042        (681,191)    1,640,105
Financial services assets...........         --         26,132        391,410              --       417,542
                                       --------      ---------        -------        --------     ---------
                                       $684,777      1,654,609        399,452        (681,191)    2,057,647
                                       ========      =========        =======        ========     =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable and other
     liabilities....................   $103,002        228,421          2,109              --       333,532
  Mortgage notes and other debts
     payable, net...................    507,445         16,216             --              --       523,661
  Intercompany......................   (807,169)       827,316        (20,147)             --            --
                                       --------      ---------        -------        --------     ---------
                                       (196,722)     1,071,953        (18,038)             --       857,193
Financial services liabilities......         --          9,365        309,590              --       318,955
Stockholders' equity................    881,499        573,291        107,900        (681,191)      881,499
                                       --------      ---------        -------        --------     ---------
                                       $684,777      1,654,609        399,452        (681,191)    2,057,647
                                       ========      =========        =======        ========     =========

                               LENNAR CORPORATION
                     CONSOLIDATING CONDENSED BALANCE SHEET
                               NOVEMBER 30, 1998
                                  (UNAUDITED)

                                        LENNAR       GUARANTOR     NON-GUARANTOR
                                      CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                      -----------   ------------   -------------   ------------   ---------
                                                                 (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net.........   $ 15,924         35,086          7,470              --        58,480
  Inventories.......................         --      1,191,868          6,685              --     1,198,553
  Investments in partnerships.......         --        156,536             --              --       156,536
  Other assets......................     69,316         67,971             24              --       137,311
  Investments in subsidiaries.......    375,199         94,777             --        (469,976)           --
                                       --------      ---------        -------        --------     ---------
                                        460,439      1,546,238         14,179        (469,976)    1,550,880
Financial services assets...........         --         13,605        353,349              --       366,954
                                       --------      ---------        -------        --------     ---------
                                       $460,439      1,559,843        367,528        (469,976)    1,917,834
                                       ========      =========        =======        ========     =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable and other
     liabilities....................   $131,851        222,255          1,601              --       355,707
  Mortgage notes and other debts
     payable, net...................    502,359         28,271             --              --       530,630
  Intercompany......................   (889,436)       924,509        (35,073)             --            --
                                       --------      ---------        -------        --------     ---------
                                       (255,226)     1,175,035        (33,472)             --       886,337
Financial services liabilities......         --          9,609        306,223              --       315,832
Stockholders' equity................    715,665        375,199         94,777        (469,976)      715,665
                                       --------      ---------        -------        --------     ---------
                                       $460,439      1,559,843        367,528        (469,976)    1,917,834
                                       ========      =========        =======        ========     =========

                               LENNAR CORPORATION
            PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                THREE MONTHS ENDED FEBRUARY 29, / MARCH 31, 2000
                                  (UNAUDITED)

                                            LENNAR       GUARANTOR     NON-GUARANTOR
                                          CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                          -----------   ------------   -------------   ------------   ---------
                                                                     (IN THOUSANDS)
Revenues:
  Homebuilding..........................   $     --      1,045,462         2,875              --      1,048,337
  Financial services....................         --          8,420        61,108              --         69,528
                                           --------      ---------        ------         -------      ---------
          Total revenues................         --      1,053,882        63,983              --      1,117,865
                                           --------      ---------        ------         -------      ---------
Costs and expenses:
  Homebuilding..........................         --        947,130         1,962              --        949,092
  Financial services....................         --         10,941        53,693              --         64,634
  Corporate general and
     administrative.....................     15,689             --            --              --         15,689
  Interest..............................         --         29,961            --              --         29,961
                                           --------      ---------        ------         -------      ---------
          Total costs and expenses......     15,689        988,032        55,655              --      1,059,376
                                           --------      ---------        ------         -------      ---------
Earnings (loss) before income taxes.....    (15,689)        65,850         8,328              --         58,489
Provision (benefit) for income taxes....     (6,139)        25,681         3,216              --         22,758
Equity in earnings from subsidiaries....     45,281          5,112            --         (50,393)            --
                                           --------      ---------        ------         -------      ---------
Net earnings............................   $ 35,731         45,281         5,112         (50,393)        35,731
                                           ========      =========        ======         =======      =========

                               LENNAR CORPORATION
            PRO FORMA CONSOLIDATING CONDENSED STATEMENT OF EARNINGS
                  YEAR ENDED NOVEMBER 30, / DECEMBER 31, 1999
                                  (UNAUDITED)

                                            LENNAR       GUARANTOR     NON-GUARANTOR
                                          CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                          -----------   ------------   -------------   ------------   ---------
                                                                     (IN THOUSANDS)
Revenues:
  Homebuilding..........................   $     --      4,636,855          1,102              --     4,637,957
  Financial services....................         --         30,808        276,968              --       307,776
                                           --------      ---------        -------        --------     ---------
          Total revenues................         --      4,667,663        278,070              --     4,945,733
                                           --------      ---------        -------        --------     ---------
Costs and expenses:
  Homebuilding..........................         --      4,135,730          2,072              --     4,137,802
  Financial services....................         --         34,188        226,320              --       260,508
  Corporate general and
     administrative.....................     55,355             --             --              --        55,355
  Interest..............................         --        104,589             --              --       104,589
                                           --------      ---------        -------        --------     ---------
          Total costs and expenses......     55,355      4,274,507        228,392              --     4,558,254
                                           --------      ---------        -------        --------     ---------
Earnings (loss) before income taxes.....    (55,355)       393,156         49,678              --       387,479
Provision (benefit) for income taxes....    (20,643)       153,331         19,518              --       152,206
Equity in earnings from subsidiaries....    269,985         30,160             --        (300,145)           --
                                           --------      ---------        -------        --------     ---------
Net earnings............................   $235,273        269,985         30,160        (300,145)      235,273
                                           ========      =========        =======        ========     =========

                               LENNAR CORPORATION
                PRO FORMA CONSOLIDATING CONDENSED BALANCE SHEET
                         FEBRUARY 29, / MARCH 31, 2000
                                  (UNAUDITED)

                                       LENNAR       GUARANTOR     NON-GUARANTOR
                                     CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                     -----------   ------------   -------------   ------------   ---------
                                                                (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net........  $    7,190       114,524            768               --      122,482
  Inventories......................          --     2,661,676          6,501               --    2,668,177
  Investments in partnerships......          --       218,481             --               --      218,481
  Other assets.....................     134,173       152,553              7               --      286,733
  Investments in subsidiaries......   1,120,872       170,594             --       (1,291,466)          --
                                     ----------     ---------        -------       ----------    ---------
                                      1,262,235     3,317,828          7,276       (1,291,466)   3,295,873
Financial services assets..........          --        15,874        425,234                       441,108
                                     ----------     ---------        -------       ----------    ---------
                                     $1,262,235     3,333,702        432,510       (1,291,466)   3,736,981
                                     ==========     =========        =======       ==========    =========
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Homebuilding:
  Accounts payable and other
     liabilities...................  $  108,482       505,694          2,225               --      616,401
  Mortgage notes and other debts
     payable, net..................   1,038,648       728,836             --               --    1,767,484
  Intercompany.....................    (904,471)      974,420        (69,949)              --           --
                                     ----------     ---------        -------       ----------    ---------
                                        242,659     2,208,950        (67,724)              --    2,383,885
Financial services liabilities.....          --         3,880        329,640               --      333,520
Stockholders' equity...............   1,019,576     1,120,872        170,594       (1,291,466)   1,019,576
                                     ----------     ---------        -------       ----------    ---------
                                     $1,262,235     3,333,702        432,510       (1,291,466)   3,736,981
                                     ==========     =========        =======       ==========    =========

                               LENNAR CORPORATION
                PRO FORMA CONSOLIDATING CONDENSED BALANCE SHEET
                        NOVEMBER 30, / DECEMBER 31, 1999
                                  (UNAUDITED)

                                       LENNAR       GUARANTOR     NON-GUARANTOR
                                     CORPORATION   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS     TOTAL
                                     -----------   ------------   -------------   ------------   ---------
                                                                (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net........  $   48,343        74,994            541               --      123,878
  Inventories......................          --     2,452,796          7,501               --    2,460,297
  Investments in partnerships......          --       218,609             --               --      218,609
  Other assets.....................     158,397       187,856             --               --      346,253
  Investments in subsidiaries......   1,083,540       165,819             --       (1,249,359)          --
                                     ----------     ---------        -------       ----------    ---------
                                      1,290,280     3,100,074          8,042       (1,249,359)   3,149,037
Financial services assets..........          --        19,386        505,380               --      524,766
                                     ----------     ---------        -------       ----------    ---------
                                     $1,290,280     3,119,460        513,422       (1,249,359)   3,673,803
                                     ==========     =========        =======       ==========    =========
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Homebuilding:
  Accounts payable and other
     liabilities...................  $  103,002       522,456          2,109               --      627,567
  Mortgage notes and other debts
     payable, net..................     804,212       678,541             --               --    1,482,753
  Intercompany.....................    (765,300)      828,645        (63,345)              --           --
                                     ----------     ---------        -------       ----------    ---------
                                        141,914     2,029,642        (61,236)              --    2,110,320
Financial services liabilities.....          --         6,278        408,839               --      415,117
Stockholders' equity...............   1,148,366     1,083,540        165,819       (1,249,359)   1,148,366
                                     ----------     ---------        -------       ----------    ---------
                                     $1,290,280     3,119,460        513,422       (1,249,359)   3,673,803
                                     ==========     =========        =======       ==========    =========